                                                                    EXHIBIT 10.7

                         AGREEMENT FOR LINE OF CREDIT

     THIS AGREEMENT, dated as of January 15, 1998 to become effective on May 31,
                                 -----------------------------------------------
1998 is made between Epitaxx Inc., a Delaware corporation ("Borrower"), and NSG
----                 -------------------------------------
HOLDING USA, Inc. a Delaware corporation ("Lender").

                            ARTICLE I. DEFINITIONS

SECTION 1.1  Words and Phrases.
             -----------------
  All terms defined in this Agreement have the meaning so given wheresoever used in this Agreement and the Note. The following terms have the following meanings:

     "Agreement" means this Agreement for Line of Credit as originally executed and as amended or supplemented from time to time.

     "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks in New York City are required or authorized by law to close.

     "Default" means any default specified in Section 3.1 hereof.

     "LIBOR" means the London Inter Bank Offered Rate at the date on which the Lender confirms each loan requested by the Borrower.

     "Loans" means any loan made to the Borrower under this Agreement.

     "Maturity Date" means the date of the expiration of the Lender's commitment to make Loans pursuant to Section 3.1 hereof.

     "Note" means the Borrower's promissory note issued to the Lender substantially in the form of the attached Exhibit A.

SECTION 1.2  Headings.
             --------
  The various headings used in this Agreement are inserted for convenience only and will not affect the meaning or interpretation of this Agreement or any provision hereof.

                      ARTICLE II. AMOUNT AND TERMS OF LOAN

SECTION 2.1  Loan Commitment
             ---------------
  Subject to the terms and conditions of this Agreement the Lender agrees, upon the request of the Borrower, for a period beginning on May 31, 1998 ending on
                                          -----------------------------------
March 31, 1999 to made to the Borrower at its request a Loan or Loans in an
--------------
aggregate principal amount not to exceed Six Million Dollars ($6,000,000.00).
                                        ------------------------------------

SECTION 2.2  The Note.
             ---------
  The obligation of the Borrower to repay the Loan or Loans will be evidenced by the Note, dated the date of this Agreement, and bearing interest per annum as a variable rate of LIBOR +0.25% at the date on which the Lender confirms each loan
                       ------
requested by the Borrower.

SECTION 2.3  Payments.
             ---------
  All payments of principal of and interest on, a Loan or Loans will be made in lawful money of the United States, in immediately available funds, to the Lender by no later than the close of business on the day when due. Interest on the Loan or Loans will be calculated on the actual number of days elapsed on a year of 360 days. Payments received by the Lender will be applied: First, to accrued and unpaid interest, and Second to principal.
         -----                                      ------

SECTION 2.4 Interest on Overdue Amounts.
            ---------------------------

   Any principal of, or interest on, a Loan or Loans not paid when due, will bear interest from (and including) the date such payment was due, at the rate of LIBOR plus 2.0%. Accrued interest as provided in this Section will be payable on the Lender's demand.


                             ARTICLE III. DEFAULTS

SECTION 3.1 Definition of Default.
            ---------------------

   Each of the following will constitute a Default:

     (a) The Borrower fails to pay, within five days after it is due, any principal of, or interest on, any Loan.

     (b) The Borrower applies for or consents to the appointment of any receiver, trustee, or similar officer for it, or for all or any substantial part of its property or admits in writing its inability to pay its debts as they mature; or such a receiver, trustee or similar officers is appointed without the application or consent of the Borrower and such appointment continues undischarged for a period of 60 days; or the Borrower institutes (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding is instituted (by petition, application or otherwise) against the Borrower and remains undismissed for a period of 60 days; or the Borrower makes a general assignment for the benefit of creditors.

SECTION 3.2 Remedies.
            --------

   Upon the occurrence of a Default, the Lender may (without presentment, protest or notice of protest, all of which are expressly waived by the Borrower), by written notice to the Borrower, to be effective upon dispatch, terminate the commitment of the Lender to make any further Loans and declare the principal of, and interest on, any outstanding Loans and all other sums outstanding under any Loan Document forthwith due and payable whereupon the commitment of the Lender to make any Loans will be terminated and the principal of, and interest on, any outstanding Loans will become forthwith due and payable.

SECTION 3.3 Regression of Declaration.
            -------------------------

   If the Lender makes a declaration pursuant to Section 3.2 above, the Lender may rescind such declaration and the consequences thereof at any time by written instrument.


                           ARTICLE IV. MISCELLANEOUS

SECTION 4.1 Further Assurances.
            ------------------

   At any time and from time to time upon the request of the Lender, the Borrower will promptly give, execute, deliver, file and record any notice, statement, instrument, document, agreement or other paper and do such other acts and things as the Lender may request in order to effect fully the purposes of this Agreement.

SECTION 4.2 Notices.
            -------

   All notices, requests, demands, and other communications herein will be in writing, and, except as otherwise specifically provided in this Agreement, will be deemed to have been duly given if delivered or if placed in the mail, first class postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice);

     (a) If to the Lender, at 811 Madison Avenue, Toledo, Ohio 43624
         Attn: Mr. Y. Matauda

     (b) If to the Borrower, at 7 Graphic Drive, West Trenton, New Jersey 08628
         Attn: Mr. James D. Coleman

SECTION 4.3 Failure or Indulgence Not Waiver.
            --------------------------------
  No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers and remedies otherwise available or provided by law.

SECTION 4.4 Law Governing.
            -------------
  Each of the Loan Documents will be construed in accordance with, and governed by, the law of the State of Ohio.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                 Epitaxx Inc.

                                 By: /s/ James D. Coleman
                                    -----------------------------
                                 Title: VP
                                       --------------------------

                                  NSG HOLDING USA, INC.

                                  BY: /s/ Yoshihiro Matauda
                                     -----------------------------
                                     Yoshihiro Matauda
                                     Treasurer